Exhibit 99.2

Bank of Florida Corporation Summary of Consolidated Financial Data (Dollars in thousands, except per share data)

	For the Three Months Ended							For the Twelve Months Ended
	Dec 31,	Sept 30,	Increase/(decrease)		Dec 31,	Increase/(decrease)		Dec 31,	Dec 31,	Increase/(decrease)
	2008	2008	$	%	2007	$	%	2008	2007	$	%
Total interest income	$20,427	$20,980	($553)	-2.6%	$22,445	($2,018)	-9.0%	$83,327	$84,155	($828)	-1.0%
Total interest expense	10,638	10,059	579	5.8%	11,441	(803)	-7.0%	40,535	40,931	(396)	-1.0%
Net interest income before provision	9,789	10,921	(1,132)	-10.4%	11,004	(1,215)	-11.0%	42,792	43,224	(432)	-1.0%
Provision for loan losses	16,025	6,190	9,835	158.9%	2,717	13,308	489.8%	24,488	4,254	20,234	475.6%
Net interest income after provision	(6,236)	4,731	(10,967)	-231.8%	8,287	(14,523)	-175.3%	18,304	38,970	(20,666)	-53.0%
Non interest income	1,195	1,134	61	5.4%	1,765	(570)	-32.3%	4,674	5,588	(914)	-16.4%
Gain on sale of investments	0	28	(28)	N/A	0	0	N/A	28	0	28	#DIV/0!
Noninterest expense	10,951	11,389	(438)	-3.8%	11,662	(711)	-6.1%	44,061	39,980	4,081	10.2%
Income before taxes	(15,992)	(5,496)	(10,496)	-191.0%	(1,610)	(14,382)	-893.3%	(21,055)	4,578	(25,633)	-559.9%
Provision for income taxes	(5,979)	(2,050)	(3,929)	-191.7%	(640)	(5,339)	-834.2%	(7,833)	1,835	(9,668)	N/A
Net income (loss)	(10,013)	(3,446)	(6,567)	-190.6%	(970)	(9,043)	-932.3%	(13,222)	2,743	(15,965)	-582.0%

Basic earnings (loss) per common share	$(0.78)	$(0.27)	$(0.51)	-188.9%	$(0.08)	$(0.70)	-875.0%	$(1.03)	$0.23	$(1.26)	-547.8%
Diluted earnings (loss) per common share	$(0.78)	$(0.27)	(0.51)	-188.9%	$(0.08)	(0.70)	-875.0%	$(1.03)	$0.23	(1.26)	-547.8%

Weighted average common shares - Basic	12,779,020	12,779,020	0	0.0%	12,779,020	0	0.0%	12,779,020	11,768,529	1,010,491	8.6%
Weighted average common shares - Diluted	12,779,020	12,779,020	0	0.0%	12,845,424	(66,404)	-0.5%	12,779,020	11,905,196	873,824	7.3%

Return on average assets	-2.65%	-0.95%	-1.70%	-178.9%	-0.30%	-2.35%	-783.3%	-0.93%	0.23%	-1.16%	504.3%
Return on average common equity	-20.89%	-6.96%	-13.93%	-200.1%	-1.94%	-18.95%	-976.8%	-6.70%	1.54%	-8.24%	535.1%

Top-line revenue	$10,984	$12,055	($1,071)	-8.9%	$12,769	($1,785)	-14.0%	$47,466	$48,812	($1,346)	-2.8%
Net interest margin	2.89%	3.33%	-0.44%	-13.2%	3.69%	-0.80%	-21.7%	3.34%	3.98%	-0.64%	-16.1%
Efficiency ratio	99.70%	94.48%	5.22%	5.5%	91.33%	8.37%	9.2%	92.83%	81.91%	10.92%	13.3%

Average equity to average assets	12.70%	13.66%	-0.96%	-7.0%	15.24%	-2.54%	-16.7%	13.86%	15.08%	-1.22%	-8.1%
Average loans held for investment to average deposits
	103.84%	112.45%	-8.61%	-7.7%	118.02%	-14.18%	-12.0%	112.82%	117.31%	-4.49%	-3.8%
Net charge-offs to average loans	0.26%	1.72%	-1.46%	N/A	0.01%	0.25%	N/A	0.78%	0.04%	0.74%	1850.0%

	Dec 31,	Sept 30,	Increase/(decrease)		Dec 31,	Increase/(decrease)
	2008	2008	$	%	2007	$	%
Total assets	$1,549,013	$1,545,054	$3,959	0.3%	1,310,488	$238,525	18.2%
Cash & cash equivalents	47,938	90,759	(42,821)	-47.2%	17,388	30,550	175.7%
Earning assets	1,403,407	1,418,720	(15,313)	-1.1%	1,192,104	211,303	17.7%
Investment securities	117,976	91,600	26,376	28.8%	38,008	79,968	210.4%
Loans	1,275,311	1,247,802	27,509	2.2%	1,144,762	130,549	11.4%
Allowance for loan losses	29,533	14,264	15,269	107.0%	14,431	15,102	104.6%
Intangible Assets	64,850	64,968	(118)	-0.2%	65,597	(747)	-1.1%
Deposit accounts	1,166,282	1,199,705	(33,423)	-2.8%	937,116	229,166	24.5%
Borrowings	188,474	144,278	44,196	30.6%	171,090	17,384	10.2%
Stockholders' equity	189,979	196,686	(6,707)	-3.4%	198,931	(8,952)	-4.5%

Total common shares outstanding	12,779,020	12,779,020	0	0.0%	12,779,020	0	0.0%
Book value per common share	$14.87	$15.39	$(0.52)	-3.4%	$15.57	$(0.70)	-4.5%
Tangible book value per common share	$9.79	$10.31	$(0.52)	-5.0%	$10.43	$(0.64)	-6.1%

Loan loss allowance to total loans	2.32%	1.14%	1.18%	103.5%	1.26%	1.06%	84.1%
Loan loss allowance to nonperforming loans	41.10%	49.08%	-7.98%	-16.26%	101.69%	-60.59%	-59.6%
Nonperforming loans to total loans	5.63%	2.33%	3.30%	141.6%	1.24%	4.39%	354.0%
Nonperforming assets to total assets	4.95%	2.15%	2.80%	130.23%	1.19%	3.76%	316.0%

Leverage (tier 1 to average total assets)	7.86%	9.19%	-1.33%	-14.5%	10.24%	-2.38%	-23.2%
Assets under advice--Bank of Florida Trust Company	$494,633	$439,942	54,691	12.4%	$499,350	(4,717)	-0.9%
	For the Three Months Ended							For the Twelve Months Ended
	Dec 31,	Sept 30,	Increase/(decrease)		Dec 31,	Increase/(decrease)		Dec 31,	Dec 31,	Increase/(decrease)
	2008	2008	$	%	2007	$	%	2008	2007	$	%
Past Due 30-89 days and still accruing	22,729,012	37,275,004	(14,545,992)		2,704,513	20,024,499		22,729,012	2,704,513	20,024,499	740.4%
Pats due 90+ and nonaccrual	71,853,003	29,063,817	-		14,191,492	57,661,511		71,853,003	14,191,492	57,661,511	406.3%
Total Past-due loans	94,582,015	66,338,821	28,243,194		16,896,005	77,686,010		94,582,015	16,896,005	77,686,010	459.8%

Ratios to total loans outstanding
Past Due 30-89 days and still accruing	1.78%	2.99%	-1.21%		0.24%	15.34%		1.78%	0.24%	1.55%
Past due 90+ and nonaccrual	5.63%	2.33%	3.30%		1.24%	44.17%		5.63%	1.24%	4.39%
Total Past-due loans	7.42%	5.32%	2.10%		1.48%	59.51%		7.42%	1.48%	5.94%

OREO	5,541,283	4,134,965	1,406,318	34.0%	1,350,000	4,191,283	310.5%	5,541,283	1,350,000	4,191,283	310.5%
OREO/Total Assets	0.36%	0.27%	0.09%		0.10%	0.25%		0.36%	0.10%	0.25%

Net, Charge offs	780,108	5,161,582	(4,381,474)		40,322	739,786		9,224,982	400,875	8,824,107	2201.2%
Loan loss provision/net charge-offs	20.5	1.2	19.3		67.4	-46.8		2.7	10.6	(8.0)	-75.0%
Loan loss provision/average loans	1.32%	0.52%	0.80%		0.24%	1.08%		2.07%	0.41%	1.66%	401.8%

FMV Intangible	64,850,415	64,967,832	(117,417)		65,596,823	(746,408)		64,850,415	65,596,823	(746,408)	-1.1%

Bank of Florida Corporation
Summary of Consolidated Financial Data
(Dollars in thousands, except per share data)

	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,	Sept 30,	June 30,	March 31,	Dec. 30,
	2008	2008	2008	2008	2007	2007	2007	2007	2006
Total interest income	$20,427	$20,980	$20,994	$20,925	$22,445	$23,727	$21,251	$16,731	$16,227
Total interest expense	10,638	10,059	9,647	10,190	11,441	11,773	10,118	7,599	7,005
Net interest income before provision	9,789	10,921	11,347	10,735	11,004	11,954	11,133	9,132	9,222
Provision for loan losses	16,025	6,190	1,585	687	2,717	336	624	576	734
Net interest income after provision	(6,236)	4,731	9,762	10,048	8,287	11,618	10,509	8,556	8,488
Non interest income	1,195	1,134	1,049	1,296	1,765	1,263	1,300	1,260	1,074
Gain on sale of investments	0	28	0	0	0	0	0	0	0
Noninterest expense	10,951	11,389	10,770	10,952	11,662	10,220	9,745	8,354	8,361
Net income before taxes	(15,992)	(5,496)	41	392	(1,610)	2,661	2,064	1,462	1,201
Provision for income taxes	(5,979)	(2,050)	37	159	(640)	1,054	824	597	524
Net income (loss)	(10,013)	(3,446)	4	233	(970)	1,607	1,240	865	677

Basic earnings (loss) per common share	$(0.78)	$(0.27)	$-	$0.02	$(0.08)	$0.13	$0.10	$0.09	$0.07
Diluted earnings (loss) per common share	($0.78)	($0.27)	$0.00	$0.02	($0.08)	$0.12	$0.10	$0.09	$0.07

Weighted average common shares - Basic	12,779,020	12,779,020	12,779,020	12,779,020	12,779,020	12,765,269	11,894,845	9,588,972	9,569,452
Weighted average common shares - Diluted	12,779,020	12,779,020	12,779,020	12,779,376	12,845,424	12,874,038	12,060,332	9,794,468	9,804,949

Return on average assets	-2.65%	-0.95%	0.00%	0.07%	-0.30%	0.49%	0.42%	0.38%	0.31%
Return on average common equity	-20.89%	-6.96%	0.01%	0.46%	-1.94%	3.27%	2.75%	2.53%	2.01%

Top-line revenue	$10,984	$12,055	$12,396	$12,031	$12,769	$13,217	$12,433	$10,392	$10,296
Net interest margin	2.89%	3.33%	3.58%	3.62%	3.69%	3.96%	4.10%	4.25%	4.44%
Efficiency ratio	99.70%	94.48%	86.88%	91.03%	91.33%	77.32%	78.38%	80.39%	81.21%

Average equity to average assets	12.70%	13.66%	14.12%	15.14%	15.24%	14.86%	15.26%	14.93%	15.53%
Average loans held for investment to average deposits
	103.84%	112.45%	116.29%	120.89%	118.02%	120.19%	114.74%	115.63%	112.83%
Net charge-offs to average loans	0.26%	1.72%	0.40%	0.74%	0.01%	0.06%	0.00%	0.10%	0.00%

	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,	Sept 30,	June 30,	March 31,	Dec 31,
	2008	2008	2008	2008	2007	2007	2007	2007	2006
Total assets	1,549,013	1,545,054	1,414,689	1,404,034	1,310,488	1,323,415	1,280,983	938,739	883,102
Cash & cash equivalents	47,938	90,759	17,252	37,530	17,388	17,675	34,094	36,576	27,744
Earning assets	1,403,407	1,418,720	1,294,991	1,284,195	1,192,104	1,202,796	1,164,703	899,205	838,626
Investment securities	117,976	91,600	92,542	81,075	38,008	40,815	42,290	39,490	41,724
Loans held for investment	1,275,311	1,247,802	1,191,733	1,174,472	1,144,762	1,152,263	1,106,375	831,195	783,610
Allowance for loan losses	29,533	14,264	13,232	12,811	14,431	11,754	11,804	8,203	7,833
Intangible Assets	64,850	64,968	65,091	65,220	65,597	64,451	63,146	13,808	13,831
Deposit accounts	1,166,282	1,199,705	1,012,408	1,003,042	937,116	985,149	970,296	718,584	691,180
Other Borrowings	188,474	144,278	201,282	198,286	171,090	135,294	110,798	80,500	53,500
Stockholders' equity	189,979	196,686	197,492	200,539	198,931	198,763	196,031	137,028	135,505

Total common shares outstanding	12,779,020	12,779,020	12,779,020	12,779,020	12,779,020	12,779,020	12,726,131	9,610,069	9,575,153
Book value per common share	$14.87	$15.39	$15.45	$15.69	$15.57	$15.55	$15.40	$14.26	$14.15
Tangible book value per common share	$9.79	$10.31	$10.36	$10.59	$10.43	$10.51	$10.44	$12.82	$12.71

Loan loss allowance to total loans	2.32%	1.14%	1.11%	1.09%	1.26%	1.02%	1.07%	0.99%	1.00%
Loan loss allowance to nonperforming loans	41.10%	49.08%	54.56%	68.76%	101.69%	206.32%	237.58%	418.28%	1160.26%
Nonperforming loans to total loans	5.63%	2.33%	2.03%	1.59%	1.24%	0.49%	0.45%	0.24%	0.09%
Nonperforming assets to total assets	4.64%	1.88%	1.71%	1.33%	1.08%	0.43%	0.39%	0.21%	0.08%

Leverage (tier 1 to average total assets)	7.86%	9.19%	9.68%	10.31%	10.24%	10.42%	11.59%	13.38%	13.95%
Assets under advice--Bank of Florida Trust Company	$494,633	$439,942	$475,890	$479,610	$499,350	$502,383	$514,192	$510,980	$415,318

	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,	Sept 30,	June 30,	March 31,	Dec. 30,
	2008	2008	2008	2008	2007	2007	2007	2007	2006
Past Due 30-89 days and still accruing	22,729,012	37,275,004	13,907,857	20,398,181	2,704,513	7,401,379	754,883	796,039	1,711,652
Pats due 90+ and nonaccrual	71,853,003	29,063,817	24,250,277	18,631,915	14,191,492	5,696,883	4,968,622	1,961,081	675,103
Total Past-due loans	94,582,015	66,338,821	38,158,134	39,030,096	16,896,005	13,098,262	5,723,505	2,757,120	2,386,755

Ratios to total loans outstanding
Past Due 30-89 days and still accruing	1.78%	2.99%	1.17%	1.74%	0.24%	0.64%	0.07%	0.10%	0.22%
Past due 90+ and nonaccrual	5.63%	2.33%	2.03%	1.59%	1.24%	0.49%	0.45%	0.24%	0.09%
Total Past-due loans	7.42%	5.32%	3.20%	3.32%	1.48%	1.14%	0.52%	0.33%	0.30%

OREO	5,541,283	4,134,965	439,239	97,969	1,350,000	1,500,000	0	0	0
OREO/Total Assets	0.36%	0.27%	0.03%	0.01%	0.10%	0.11%	0.00%	0.00%	0.00%

Net, Charge offs	780,108	5,161,582	1,187,063	2,097,229	40,322	158,537	(4,038)	206,053	(5,520)
Loan loss provision/net charge-offs	20.5	1.2	1.3	0.3	67.4	2.1	-154.5	2.8	-133.0
Loan loss provision/average loans	1.32%	0.52%	0.14%	0.06%	0.24%	0.03%	0.06%	0.07%	0.10%

FMV Intangible	64,850,415	64,967,832	65,090,818	65,219,660	65,596,823	64,451,328	63,146,394	13,807,815	13,830,643

Bank of Florida Corp.
Loan Portfolio Trend Breakdown
(Source: Call Report Schedules through 9/30/06 and Loan Application System Reports thereafter)
															Change in
												Less:			Total Loans
	C&I	Com'l RE	Construct.	Land	Total	1-4 Family	Multi-Fam	Non-Coml	Home	Other	Combined	Unearned &	Total	Total	vs. Linked
					Com'l			RE	Equity	Consumer	Oth Consmr	Def Ln Fees*	Loans	Real Estate	Period
12/31/2008	$115,553	$547,959	$187,212	$157,898	$1,008,622	$174,699	$30,674	$205,373	$40,355	$11,985	$52,340	$8,976	$1,275,311	$1,138,797	$27,509
12/31/08 Mix of Total	9.1%	43.0%	14.7%	12.4%	79.1%	13.7%	2.4%	16.1%	3.2%	0.9%	4.1%	0.7%	100.0%	89.3%
12/31/08 Mix of Segment	11.5%	54.3%	18.6%	15.7%	100.0%
12/31/08 Mix of Segment		48.1%	16.4%	13.9%		15.3%	2.7%		3.5%					100.0%

$ chg 9/30/08	$4,091	$17,021	$(9,705)	$(1,947)	$9,460	$19,320	$(14,122)	$5,198	$1,217	$55	$1,272	$11,579	$27,509	$11,784
$ chg 12/31/07	$21,144	$137,814	$(50,580)	$(19,501)	$88,877	$13,978	$16,269	$30,247	$254	$172	$426	$10,999	$130,549	$98,234
% chg 12/31/07	22.4%	33.6%	-21.3%	-11.0%	9.7%	8.7%	112.9%	17.3%	0.6%	1.5%	0.8%	-543.7%	11.4%	9.4%

$ chg 12/31/07	$21,144	$137,814	$(50,580)	$(19,501)	$88,877	$13,978	$16,269	$30,247	$254	$172	$426	$10,999	$130,549	$98,234
% chg 12/31/07	22.4%	33.6%	-21.3%	-11.0%	9.7%	8.7%	112.9%	17.3%	0.6%	1.5%	0.8%	-543.7%	11.4%	9.4%
Annualized % chg 12/31/07	22.4%	33.6%	-21.3%	-11.0%	9.7%	8.7%	112.9%	17.3%	0.6%	1.5%	0.8%	-543.7%	11.4%	9.4%

9/30/2008	$111,462	$530,938	$196,917	$159,845	$999,162	$155,379	$44,796	$200,175	$39,138	$11,930	$51,068	$(2,603)	$1,247,802	$1,127,013	$56,069
6/30/2008	$110,795	$477,205	$211,948	$158,163	$958,111	$145,820	$35,035	$180,855	$41,921	$12,466	$54,387	$(1,620)	$1,191,733	$1,070,092	$17,261
3/31/2008	$100,188	$439,219	$259,554	$167,201	$966,162	$138,626	$22,993	$161,619	$38,799	$11,789	$50,588	$(3,897)	$1,174,472	$1,066,392	$29,710
12/31/2007	$94,409	$410,145	$237,792	$177,399	$919,745	$160,721	$14,405	$175,126	$40,101	$11,813	$51,914	$(2,023)	$1,144,762	$1,040,563	$(7,501)
9/30/2007	$88,048	$424,149	$233,734	$188,811	$934,742	$154,753	$16,061	$170,814	$40,353	$11,465	$51,818	$(5,111)	$1,152,263	$1,057,861	$45,888
6/30/2007	$78,281	$352,331	$264,476	$196,131	$891,219	$139,989	$17,673	$157,662	$42,675	$16,020	$58,695	$(1,201)	$1,106,375	$1,013,275	$275,180
3/31/2007	$67,776	$250,029	$200,791	$153,179	$671,775	$99,493	$10,781	$110,274	$36,660	$11,543	$48,203	$943	$831,195	$750,933	$47,585
12/31/2006	$58,644	$237,857	$166,934	$151,434	$614,869	$108,051	$11,603	$119,654	$34,973	$12,835	$47,808	$1,279	$783,610	$710,852
12/31/07 Mix of Total	8.2%	35.8%	20.8%	15.5%	80.3%	14.0%	1.3%	15.3%	3.5%	1.0%	4.5%	-0.2%	100.0%	90.9%
12/31/07 Mix of Segment	10.3%	44.6%	25.9%	19.3%	100.0%
12/31/07 Mix of Segment		39.4%	22.9%	17.0%		15.4%	1.4%		3.9%					100.0%

Total Organic Assets	6/30/2006	9/30/2006	12/31/2006	3/31/2007	6/30/2007	9/30/2007	12/31/2007	3/31/2008	6/30/2008	9/30/2008	12/31/2008

Consolidated	$756,267	$850,096	$883,102	$938,739	$1,280,983	$1,323,415	$1,310,488	$1,404,034	$1,414,689	$1,545,054	$1,549,013
Less: Bristol Bank	$-	$100,782	$99,774	$102,762	$110,011	$109,736	$109,461	$109,186	$108,920	$115,451	$119,057
Less: Old Florida	$-	$-	$-	$-	$315,331	270,698	$255,652	$255,179	$243,547	$259,263	$260,140
Equals: Organic Assets	$756,267	$749,314	$783,328	$835,977	$855,641	$942,981	$945,375	$1,039,669	$1,062,222	$1,170,340	$1,169,816
Chg from 12 mon ago--$									$206,581	$227,359	$224,441
Chg from 12 mon ago--%									24.1%	24.1%	23.7%

Total Organic Loans	Loans	Loans	Versus 12/31/07		Assets	Assets	Versus 12/31/07
	12/31/2008	12/31/2007	Dollar	Percent	12/31/2008	12/31/2007	Dollar	Percent

Consolidated	$1,275,311	$1,144,762	$130,549	11.4%	$1,549,013	$1,310,488	$238,525	18.2%
Less: Bristol Bank	$106,591	$81,537	$25,054	30.7%	$119,057	$109,461	$9,596	8.8%	Estimated for 9/30/07-3/31/08
Less: Old Florida	$194,601	$185,788	$8,813	4.7%	$260,140	$255,652	$4,488	1.8%
Equals: Organic Assets	$974,119	$877,437	$96,682	11.0%	$1,169,816	$945,375	$224,441	23.7%

Bank of Florida Corp.
Deposit Trend and Breakdown
(Source: Consolidating Report)
														Core
														Deposits =	Chg in Tot	Chg in Core
	Transaction Accounts				CDs<$100K			Regular	CDs Brkrd					Trans Acts +	Deposits	Deposits
					(Reg+IRAs)	Retail	IRAs>100K	CDs>$100k	(incl. Whsle	Total	Total		Other	CDs<$100K +	vs. Linked	vs. Linked
	DDA	NOW	MMDA	Savings	beg 9/30/07	CDARS	beg 9/30/07	beg 9/30/07	CDARS)	CDs	Deposits	FHLB	Borrow	Ret CDARS	Period	Period
12/31/2008	$114,905	$48,913	$317,436	$5,752	$108,070	$117,308	$29,396	$185,002	$239,500	$679,276	$1,166,282	$118,474	$70,000	$712,384	$(33,423)	$22,974
12/31/08 Mix of Total	9.9%	4.2%	27.2%	0.5%	11.4%	10.1%	0.4%	15.9%	20.5%	58.2%	100.0%			61.1%	-3.4%	3.5%
12/31/08 Mix of Segment					19.5%	17.3%	0.7%	27.2%	35.3%	100.0%
12/31/08 Mix of Segment	15.6%	6.6%	43.1%	0.8%	18.0%	15.9%								66.1%

$ chg 9/30/08	$14,434	$4,242	$(26,413)	$(220)	$(6,306)	$37,237	$472	$257	$(57,126)	$(25,466)	$(33,423)	$10,196	$34,000	$22,974
$ chg 12/31/07	$11,221	$(10,463)	$(47,539)	$(372)	$23,276	$117,308	$252	$(4,916)	$140,399	$276,319	$229,166	$(36,866)	$54,000	$93,431
% chg 12/31/07	10.8%	-17.6%	-13.0%	-6.1%	21.3%	NA	5.6%	-2.6%	141.7%	68.6%	24.5%	-23.7%	337.5%	14.5%
												10.0% combined growth in FHLB and other borrowings
9/30/2008	$100,471	$44,671	$343,849	$5,972	$138,980	$80,071	$4,320	$184,745	$296,626	$704,742	$1,199,705	$108,278	$36,000	$714,014	$187,297	$109,604
6/30/2008	$95,885	$54,034	$339,357	$6,264	$108,870	$-	$4,773	$174,871	$228,354	$516,868	$1,012,408	$165,282	$36,000	$604,410	$9,366	$(30,369)
3/31/2008	$107,162	$51,676	$361,959	$6,804	$107,178	$-	$4,587	$184,800	$178,876	$475,441	$1,003,042	$162,286	$36,000	$634,779	$65,926	$6,946
12/31/2007	$103,684	$59,376	$364,975	$6,124	$109,398	$-	$4,540	$189,918	$99,101	$402,957	$937,116	$155,340	$16,000	$643,557	$(48,032)	$36,046
9/30/2007	$100,364	$61,556	$365,708	$7,689	$114,238	$-	$4,283	$191,100	$140,210	$449,831	$985,148	$119,294	$16,000	$649,555	$14,852	$24,496
6/30/2007	$108,511	$68,228	$392,717	$11,350	NA	$-	$23,753	$279,090	$86,647	$389,490	$970,296	$94,798	$16,000	$580,806	$251,712	$580,806
3/31/2007	$94,205	$42,410	$291,088	$3,931	NA	$-	$12,645	$191,243	$83,062	$286,950	$718,584	$69,500	$11,000	$431,634	$27,404	$11,296
12/31/2006	$90,013	$46,898	$279,411	$4,016	NA	$-	$12,204	$198,533	$60,105	$270,842	$691,180	$42,500	$11,000	$420,338
12/31/07 Mix of Total	11.1%	6.3%	38.9%	0.7%	11.7%	0.0%	0.5%	20.3%	10.6%	43.0%	100.0%	16.6%	1.7%	68.7%
12/31/07 Mix of Segment					27.1%	0.0%	1.1%	47.1%	24.6%	100.0%
12/31/07 Mix of Segment	16.1%	9.2%	56.7%	1.0%	17.0%	0.0%								100.0%
		MMDA/Svgs outs 12/31/08		$323,188	CDs ex Brok outs 12/31/08		$439,776
		MMDA/Svgs mix 12/31/08		27.7%	CDs ex Brok mix 12/31/08		37.7%
		MMDA/Svgs outs 1 yr chg		-12.9%	CDs ex Brok outs 1 yr chg		44.7%

Bank of Florida Corp.
Deposit Trend and Breakdown
(Source: Consolidating Report)

	12/31/2006	3/31/2007	6/30/2007	9/30/2007	12/31/2007	3/31/2008	6/30/2008	9/30/2008	12/31/2008

CDs Brokered	$60,105	$83,062	$86,647	$140,210	$99,101	$178,876	$228,354	$296,626	$239,500
FHLB	$42,500	$69,500	$94,798	$119,294	$155,340	$162,286	$165,282	$108,278	$118,474
Other Borrowings	$11,000	$11,000	$16,000	$16,000	$16,000	$36,000	$36,000	$36,000	$70,000
Total Borrowings	$113,605	$163,562	$197,445	$275,504	$270,441	$377,162	$429,636	$440,904	$427,974

Total Earning Assets	$838,626	$899,205	$1,164,703	$1,202,796	$1,192,104	$1,284,195	$1,294,991	$1,418,720	$1,403,407

Borrowings/Earning Assets	13.5%	18.2%	17.0%	22.9%	22.7%	29.4%	33.2%	31.1%	30.5%
Change from Prior 12 Months					9.1%	11.2%	16.2%	8.2%	7.8%

Retail CDARS								$80,071	$117,308
Wholesale CDARS								$58,090	$34,809
Brokerage CDs								$238,536	$204,692
Total Brokered+CDARS								$376,697	$356,809

Organic Deposit Analysis
	Deposits	Deposits	Versus 12/31/07
	12/31/2008	12/31/2007	Dollar	Percent

Consolidated	$1,166,282	$937,116	$229,166	24.5%
Less: Bristol Bank	$67,655	$93,136	$(25,481)	-27.4%
Less: Old Florida	$199,855	$193,878	$5,977	3.1%
Equals: Organic Deposits	$898,772	$650,102	$248,670	38.3%
	CDs	CDs
Consolidated	$679,276	$402,957	$276,319	68.6%
	Core	Core
Consolidated	$736,988	$643,557	$93,431	14.5%

CONSOLIDATED STATEMENTS OF OPERATIONS

BANK OF FLORIDA CORP. AND SUBSIDIARIES

Three Months ended December 31, 2008 and 2007 and September 30, 2008

	Three Months Ended		Three Months Ended
	December 31,		September 30,	4Q'08-4Q'07			% of	4Q'08-3Q'08			% of
	2008	2007	2008	$	Change	% Change	Total Chg	$	Change	% Change	Total Chg
	(unaudited)
INTEREST INCOME
Interest and fees on loans	$18,960	$21,751	19,654		$(2,791)	-12.8%			$(694)	-3.5%
Interest on securities and other	1,375	679	1,302		$696	102.5%			$73	5.6%
Interest on federal funds sold	92	15	24		$77	513.3%			$68	283.3%
TOTAL INTEREST INCOME (1)	20,427	22,445	20,980		$(2,018)	-9.0%			$(553)	-2.6%

INTEREST EXPENSE
Interest on deposits	9,081	9,543	8,360		$(462)	-4.8%			$721	8.6%
Interest on subordinated Debt	233	303	170
Interest on FHLB & other borrowings	1,324	1,595	1,529		$(271)	-17.0%			$(205)	-13.4%
TOTAL INTEREST EXPENSE	10,638	11,441	10,059		$(803)	-7.0%			$579	5.8%
NET INTEREST INCOME	9,789	11,004	10,921		$(1,215)	-11.0%			$(1,132)	-10.4%

PROVISION FOR LOAN LOSSES	16,025	2,717	6,190		$13,308	489.8%			$9,835	158.9%
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	(6,236)	8,287	4,731		$(14,523)	-175.3%			$(10,967)	-231.8%

NON-INTEREST INCOME
Service charges & fees	474	482	464		$(8)	-1.7%	1.4%		$10	2.2%	30.3%
Mortgage banking fees	2	20	9		$(18)	-90.0%	3.2%		$(7)	-77.8%	-21.2%
Trust Fees, net	621	789	679		$(168)	-21.3%	29.5%		$(58)	-8.5%	-175.8%
Other gains/losses (2)	98	474	10		$(376)	0.0%	66.0%		$88	0.0%	266.7%
Total Non-interest income	1,195	1,765	1,162		$(570)	-32.3%	100.0%		$33	2.8%	100.0%

TOP-LINE REVENUE	10,984	12,769	12,083		$(1,785)	-14.0%			$(1,099)	-9.1%

NON-INTEREST EXPENSES
Salaries and employee benefits	5,056	5,931	5,533		$(875)	-14.8%	123.1%		$(477)	-8.6%	109.2%
Occupancy expenses	1,766	1,645	1,780		$121	7.4%	-17.0%		$(14)	-0.8%	3.2%
Equipment rental, depreciation
and maintenance	799	788	813		$11	1.4%	-1.5%		$(14)	-1.7%	3.2%
Intangible amortization	117	141	123		$(24)	-17.0%	3.4%		$(6)	-4.9%	1.4%
General operating	3,213	3,157	3,139		$56	1.8%	-7.9%		$74	2.4%	-16.9%
TOTAL NON-INTEREST EXPENSE	10,951	11,662	11,388		$(711)	-6.1%	100.0%		$(437)	-3.8%	100.0%

INCOME BEFORE INCOME TAXES	(15,992)	(1,610)	(5,495)		$(14,382)	893.3%			$(10,497)	191.0%

INCOME TAXES	(5,979)	(640)	(2,050)		$(5,339)	834.2%			$(3,929)	191.7%
NET INCOME	(10,013)	(970)	(3,445)		$(9,043)	932.3%			$(6,568)	190.7%

EARNINGS PER SHARE	$(0.78)	$(0.08)	$(0.27)		$(0.71)	$9.32			$(0.51)	190.7%

WEIGHTED AVERAGE SHARES OUTSTANDING	12,779,020	12,779,020	12,779,020		-	0.0%			-	0.0%

(1) 4Q'08 includes $163,000 in interest reversed from prior periods due to increase in nonperforming loans, 3Q'08 includes $388,000 in interest reversals, and 4Q'07 includes $400,000.
(2) 4Q'08 includes $106,000 gain on sale of REO and 3Q'08 includes $28,000 securities gain less loss on sale of OREO; 4Q07 includes $508,000 gain on unwinding $25 million on-balance sheet hedge booked in June '06

EFFICIENCY RATIO	99.7%	91.3%	94.2%		8.4%				5.5%
OPERATING LEVERAGE					$(1,074)				$(662)

BANK OF FLORIDA CORP. AND SUBSIDIARIES

	Twelve Months Ended
	December 31,			YTD'08-YTD'07
	2008		2007	$Change	% Change
		(unaudited)
INTEREST INCOME
Interest and fees on loans	$78,441		$81,145	$(2,704)	-3.3%
Interest on securities and other	4,731		2,656	$2,075	78.1%
Interest on federal funds sold	155		354	$(199)	-56.2%
TOTAL INTEREST INCOME	83,327		84,155	$(828)	-1.0%

INTEREST EXPENSE
Interest on deposits	33,572		34,522	$(950)	-2.8%
Interest on subordinated Debt	898		1,972
Interest on FHLB & other borrowings	6,065		4,437	$1,628	36.7%
TOTAL INTEREST EXPENSE	40,535		40,931	$(396)	-1.0%
NET INTEREST INCOME	42,792		43,224	$(432)	-1.0%

PROVISION FOR LOAN LOSSES	24,488		4,254	$20,234	475.6%
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	18,304		38,970	$(20,666)	-53.0%

NON-INTEREST INCOME
Service charges & fees	1,923		1,865	$58	3.1%
Mortgage banking fees	85		205	$(120)	-58.5%
Trust Fees, net	2,719		3,017	$(298)	-9.9%
Other gains/losses	(25)		501	$(526)	0.0%
Total Non-interest income	4,702		5,588	$(886)	-15.9%

TOP-LINE REVENUE	47,494		48,812	$(1,318)	-2.7%

NON-INTEREST EXPENSES
Salaries and employee benefits	21,411		21,356	$55	0.3%
Occupancy expenses	6,973		5,691	$1,282	22.5%
Equipment rental, depreciation
and maintenance	3,279		2,399	$880	36.7%
Intangible amortization	504		511	$(7)	-1.4%
General operating	11,894		10,023	$1,871	18.7%
TOTAL NON-INTEREST EXPENSES (1)	44,061		39,980	$4,081	10.2%
INCOME BEFORE INCOME TAXES	(21,055)		4,578	$(25,633)	-559.9%

INCOME TAXES	(7,833)		1,835	$(9,668)	-526.9%
NET INCOME (LOSS)	$(13,222)		$2,743	$(15,965)	-582.0%

EARNINGS PER SHARE	$(1.03)		$0.23	$(1.27)	-549.1%

WEIGHTED AVERAGE SHARES OUTSTANDING	12,779,020		11,905,196	873,824	7.3%

EFFICIENCY RATIO	92.8%		81.9%	10.9%
OPERATING LEVERAGE				$(5,399)

EFFICIENCY RATIO EXCL NONPERFORMING LOAN EXPENSE AND OTHER GAINS/LOSSES	89.8%		82.6%	7.2%
OPERATING LEVERAGE EXCL NONPERFORMING LOAN EXPENSE AND OTHER GAINS/LOSSES				(3,106)

(1) Includes $1,408,000 in nonperforming loan related expense in 2008 vs. $73,000 in 2007.

	Summary of Average Rates						Changes in Rate & Volume		Changes in Net Interest Income
BANK OF FLORIDA CORPORATION	($000)						($000)		($000)
RATE / VOLUME VARIANCE ANALYSIS
Three months ended December 31, 2008 vs.	December 2008 Quarter-to-Date			December 2007 Quarter-to-Date
Three months ended December 31, 2007	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$1,092,057	$16,447	5.99%	$974,935	$18,790	7.67%	-1.68%	117,122	$(4,107)	$1,764	$-	$(2,344)
Total Consumer loans	54,760	737	5.36%	53,655	1,014	7.52%	-2.16%	1,105	(292)	15	-	(277)
Total Residential real estate loans	117,541	1,776	6.01%	115,279	1,947	6.72%	-0.71%	2,262	(205)	34	-	(171)
Overdrafts	(50,987)	-	0.00%	(10,011)	-	0.00%	0.00%	(40,976)	-	-	-	-

Total Loans	1,213,371	18,960	6.22%	1,133,858	21,751	7.63%	-1.42%	79,513	(4,034)	1,242	-	(2,791)

Investment Securities	109,243	1,373	5.00%	48,133	663	5.48%	-0.48%	61,110	(59)	768	-	709
Federal funds sold	24,646	92	1.48%	1,360	15	4.39%	-2.91%	23,286	(10)	87	-	77
Deposits in banks	730	2	1.24%	1,220	15	4.84%	-3.60%	(490)	(11)	(2)	-	(13)

Total Interest-earning assets	$1,347,990	$20,427	6.03%	$1,184,571	$22,445	7.54%	-1.51%	$163,419	(4,113)	$2,096	$-	$(2,018)

Non interest-earning assets	161,960			124,888

Total Assets	$1,509,950			$1,309,459

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$44,903	35	0.31%	58,576	159	1.08%	-0.77%	(13,673)	$(113)	$(11)	$-	$(124)
Money Market Accounts	322,109	2,220	2.74%	365,371	3,931	4.27%	-1.53%	(43,262)	(1,402)	(309)	-	(1,711)
Savings Accounts	5,789	6	0.44%	6,690	10	0.58%	-0.14%	(901)	(2)	(1)	-	(3)
Total Certificates	693,488	6,820	3.91%	424,510	5,443	5.09%	-1.17%	268,978	(1,254)	2,630	-	1,377
Total Deposits	1,066,289	9,081	3.39%	855,147	9,543	4.43%	-1.04%	211,142	(2,772)	2,309	-	(462)

Total FHLB Advances & Other Borrowings	136,045	1,324	3.87%	130,644	1,595	4.84%	-0.97%	5,401	(319)	48	-	(271)
Total Subordinated Debt	16,000	233	5.80%	16,000	303	7.50%	-1.71%	-	(69)	(1)	-	(69)
Total Other Borrowings	152,045	1,557	4.07%	146,644	$1,897	5.13%	-1.06%	5,401	(388)	47	-	(341)

Total Interest-Bearing Liabilities	$1,218,334	$10,637	3.47%	$1,001,791	$11,440	4.53%	-1.06%	$216,543	$(3,160)	$2,357	$-	$(803)

Demand Deposits	102,202			105,608
Other Liabilities	(2,299)			2,551
Stockholder's equity	191,713			199,509
Total liabilities and equity	$1,509,950			$1,309,459

Net interest income/net interest spread		$9,790	2.56%		$11,004	3.01%	-0.45%	$(53,124)	$(954)	$(261)	$-	$(1,215)
Net interest margin			2.89%			3.69%	-0.80%

	Summary of Average Rates						Changes in Rate & Volume		Changes in Net Interest Income
BANK OF FLORIDA CORPORATION	($000)						($000)		($000)
RATE / VOLUME VARIANCE ANALYSIS
Three months ended December 31, 2008 vs.	December 2008 Quarter-to-Date			September 2008 Quarter-to-Date
Three months ended September 30, 2008	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$1,092,057	$16,447	5.99%	$1,048,002	$16,961	6.44%	-0.45%	44,055	$(1,178)	$663	$-	$(514)
Total Consumer loans	54,760	737	5.36%	55,293	791	5.69%	-0.34%	(533)	(47)	(7)	-	(54)
Total Residential real estate loans	117,541	1,776	6.01%	120,306	1,901	6.29%	-0.28%	(2,765)	(84)	(42)	-	(125)
Overdrafts	(50,987)	-	0.00%	(26,674)	-	0.00%	0.00%	(24,313)	-	-	-	-

Total Loans	1,213,371	18,960	6.22%	1,196,927	19,654	6.53%	-0.32%	16,444	(951)	257	-	(694)

Investment Securities	109,243	1,373	5.00%	102,554	1,299	5.04%	-0.04%	6,689	(10)	84	-	74
Federal funds sold	24,646	92	1.48%	6,025	24	1.58%	-0.10%	18,621	(2)	69	-	68
Deposits in banks	730	2	1.24%	556	3	2.26%	-1.01%	174	(1)	1	-	(1)

Total Interest-earning assets	$1,347,990	$20,427	6.03%	$1,306,063	$20,980	6.39%	-0.36%	$41,928	(964)	$411	$-	$(553)

Non interest-earning assets	161,960			142,826

Total Assets	$1,509,950			$1,448,889

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$44,903	35	0.31%	$47,392	49	0.41%	-0.10%	(2,489)	$(12)	$(2)	$-	$(14)
Money Market Accounts	322,109	2,220	2.74%	328,099	2,389	2.90%	-0.16%	(5,990)	(128)	(41)	-	(169)
Savings Accounts	5,789	6	0.44%	6,173	9	0.55%	-0.11%	(384)	(2)	(0)	-	(2)
Total Certificates	693,488	6,820	3.91%	581,733	5,914	4.04%	-0.13%	111,755	(193)	1,099	-	906
Total Deposits	1,066,289	9,081	3.39%	963,396	8,360	3.45%	-0.06%	102,893	(335)	1,055	-	720

Total FHLB Advances & Other Borrowings	136,045	1,324	3.87%	168,085	1,500	3.55%	0.32%	(32,040)	135	(312)	-	(176)
Total Subordinated Debt	16,000	233	5.80%	16,000	199	4.94%	0.86%	-	35	(0)	-	35
Total Other Borrowings	152,045	1,557	4.07%	184,085	1,699	3.67%	0.40%	(32,040)	170	(312)	-	(142)

Total Interest-Bearing Liabilities	$1,218,334	$10,637	3.47%	$1,147,482	$10,059	3.49%	-0.02%	$70,853	$(165)	$744	$-	$579

Demand Deposits	102,202			101,044
Other Liabilities	(2,299)			2,456
Stockholder's equity	191,713			197,907
Total liabilities and equity	$1,509,950			$1,448,889

Net interest income/net interest spread		$9,790	2.56%		$10,921	2.90%	-0.34%	$(28,925)	$(799)	$(333)	$-	$(1,132)
Net interest margin			2.89%			3.33%	-0.44%

Loan interest reversal		$163			$338
Total loans before interest reversal	$1,213,371	$19,123	6.27%	$1,196,927	$19,992	6.64%	-0.37%
Net interest income before interest reversal		$9,953			$11,259
Net interest margin before interest reversal			2.94%			3.43%	-0.49%

	Summary of Average Rates						Changes in Rate & Volume		Changes in Net Interest Income
BANK OF FLORIDA CORPORATION	($000)						($000)		($000)
RATE / VOLUME VARIANCE ANALYSIS
2008 vs. 2007 YTD	December 2008 - Year-to-Date			December 2007- Year-to-Date
	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$1,040,201	$67,945	6.53%	$970,269	$6,294	7.64%	-1.11%	69,932	$(10,733)	$72,181	$202	$61,650
Total Consumer loans	54,614	3,185	5.83%	53,833	341	7.47%	-1.63%	781	(879)	3,712	11	2,844
Total Residential real estate loans	114,631	7,311	6.38%	118,819	677	6.71%	-0.33%	(4,188)	(392)	7,004	22	6,634
Overdrafts	(28,980)	-	0.00%	(13,087)	-	0.00%	0.00%	(15,893)	-	-	-	-

Total Loans	1,180,467	78,441	6.64%	1,129,834	7,313	7.62%	-0.98%	50,633	(11,023)	81,916	235	71,128

Investment Securities	91,136	4,715	5.17%	47,696	220	5.43%	-0.25%	43,440	(121)	4,609	7	4,496
Federal funds sold	9,187	155	1.68%	935	8	10.01%	-8.33%	8,252	(78)	225	-	147
Deposits in banks	560	15	2.71%	1,163	5	4.82%	-2.11%	(603)	(25)	35	-	10

Total Interest-earning assets	$1,281,349	$83,326	6.50%	$1,179,628	$7,545	7.53%	-1.03%	$101,721	$(11,246)	$86,784	$242	$75,781

Non interest-earning assets	143,671			126,489

Total Assets	$1,425,020			$1,306,117

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$49,785	247	0.50%	$57,947	39	0.78%	-0.29%	(8,162)	$(166)	$373	$1	$208
Money Market Accounts	338,357	10,215	3.02%	367,571	1,279	4.10%	-1.08%	(29,214)	(3,966)	12,861	41	8,936
Savings Accounts	6,228	34	0.55%	6,065	1	0.16%	0.38%	163	23	10	-	33
Total Certificates	547,730	23,076	4.21%	412,140	1,769	5.05%	-0.84%	135,590	(3,465)	24,715	57	21,307
Total Deposits	942,100	33,572	3.56%	843,723	3,088	4.31%	-0.75%	98,377	(7,574)	37,959	99	30,484

Total FHLB Advances & Other Borrowings	163,801	6,065	3.70%	141,830	590	4.89%	-1.19%	21,971	(1,691)	7,147	19	5,475
Total Subordinated Debt	16,000	898	5.61%	16,000	100	7.38%	-1.77%	-	(283)	1,078	3	798
Total Other Borrowings	179,801	6,963	3.87%	157,830	690	5.15%	-1.27%	21,971	(1,974)	8,225	22	6,273

Total Interest-Bearing Liabilities	$1,121,901	$40,535	3.61%	$1,001,553	$3,778	4.44%	-0.83%	$120,348	$(9,548)	$46,184	$121	$36,757

Demand Deposits	104,224			105,180
Other Liabilities	1,406			1,329
Stockholder's equity	197,489			198,055
Total liabilities and equity	$1,425,020			$1,306,117

Net interest income/net interest spread		$42,791	2.89%		$3,767	3.09%	-0.20%	$(18,626)	$(1,698)	$40,601	$121	$39,024
Net interest margin			3.34%			3.76%	-0.42%

						12/31/08 vs. 9/30/08					12/31/08 vs. 12/31/07
BOFL Consolidated	12/31/2008			9/30/2008		$Change	% Change	Mix Change	12/31/2007		$Change	% Change	Mix Change
	Current Balance	%	% Within Portfolio	Current Balance	%	Current Balance	%	%	Current Balance	%	Current Balance	%	%
Land
Raw Land	$32,201,300	2.5%	20.4%	$37,984,434	3.0%	-$5,783,134	-15.2%	-0.5%	$28,698,965	2.5%	$3,502,335	12.2%	0.0%
Commercial Development	$85,822,476	6.8%	54.4%	$76,742,551	6.1%	$9,079,925	11.8%	0.6%	$79,338,220	6.9%	$6,484,257	8.2%	-0.1%
Residential Development	$39,874,293	3.1%	25.3%	$45,118,289	3.6%	-$5,243,996	-11.6%	-0.5%	$69,362,258	6.0%	-$29,487,965	-42.5%	-2.9%
Total Land	$157,898,069	12.5%	100.0%	$159,845,273	12.8%	-$1,947,204	-1.2%	-0.3%	$177,399,443	15.5%	-$19,501,374	-11.0%	-3.0%
Construction Loans
Residential
Condominium	$25,571,641	2.0%	13.7%	$24,802,272	2.0%	$769,369	3.1%	0.0%	$49,596,944	4.3%	-$24,025,303	-48.4%	-2.3%
Condo Conversions	$6,502,667	0.5%	3.5%	$6,465,852	0.5%	$36,814	0.6%	0.0%	$16,186,673	1.4%	-$9,684,007	-59.8%	-0.9%
Single-Family - Spec	$18,023,563	1.4%	9.6%	$18,037,717	1.4%	-$14,154	-0.1%	0.0%	$33,948,335	3.0%	-$15,924,772	-46.9%	-1.5%
Single-Family - Owner	$18,980,705	1.5%	10.1%	$17,209,843	1.4%	$1,770,862	10.3%	0.1%	$8,563,680	0.7%	$10,417,025	121.6%	0.8%
Total Residential	$69,078,576	5.5%	36.9%	$66,515,685	5.3%	$2,562,891	3.9%	0.1%	$108,295,632	9.4%	-$39,217,056	-36.2%	-4.0%
Commercial
Office	$30,124,631	2.4%	16.1%	$23,719,051	1.9%	$6,405,580	27.0%	0.5%	$45,450,398	4.0%	-$15,325,766	-33.7%	-1.6%
Retail	$28,283,585	2.2%	15.1%	$32,085,498	2.6%	-$3,801,914	-11.8%	-0.3%	$46,493,378	4.1%	-$18,209,793	-39.2%	-1.8%
Industrial/Warehouse	$9,914,802	0.8%	5.3%	$11,374,871	0.9%	-$1,460,068	-12.8%	-0.1%	$12,838,873	1.1%	-$2,924,071	-22.8%	-0.3%
Mini Storage Facility	$0	0.0%	0.0%	$0	0.0%	$0	0.0%	0.0%	$0	0.0%	$0	0.0%	0.0%
Hotel	$13,014,085	1.0%	7.0%	$11,078,334	0.9%	$1,935,751	17.5%	0.1%	$13,838,778	1.2%	-$824,694	-6.0%	-0.2%
Restaurant	$728,380	0.1%	0.4%	$718,225	0.1%	$10,154	1.4%	0.0%	$689,126	0.1%	$39,253	5.7%	0.0%
Church	$137,025	0.0%	0.1%	$131,573	0.0%	$5,453	4.1%	0.0%	$0	0.0%	$137,025	0.0%	0.0%
Multifamily (5+ units)	$8,376,950	0.7%	4.5%	$12,650,946	1.0%	-$4,273,996	-33.8%	-0.4%	$1,271,772	0.1%	$7,105,178	558.7%	0.6%
Hospital/ACLF	$0	0.0%	0.0%	$0	0.0%	$0	0.0%	0.0%	$0	0.0%	$0	0.0%	0.0%
Lessors of Non Residential Bldgs	$1,434,833	0.1%	0.8%	$1,007,229	0.1%	$427,604	42.5%	0.0%	NA	NA	NA	NA	NA
Comm. & Institutional Bld Const.	$0	0.0%	0.0%	$13,431,616	1.1%	-$13,431,616	-100.0%	-1.1%	NA	NA	NA	NA	NA
Car Washes	$5,757,260	0.5%	3.1%	$5,682,642	0.5%	$74,617	1.3%	0.0%	NA	NA	NA	NA	NA
Veterinary Services	$11,682,648	0.9%	6.2%	$10,455,711	0.8%	$1,226,938	11.7%	0.1%	NA	NA	NA	NA	NA
Other Airport Operations	$3,976,559	0.3%	2.1%	$3,347,056	0.3%	$629,503	18.8%	0.0%	NA	NA	NA	NA	NA
Animal (ex. Poultry) Slaughtering	$1,660,468	0.1%	0.9%	$1,753,466	0.1%	-$92,998	-5.3%	0.0%	NA	NA	NA	NA	NA
Other Misc	$3,042,135	0.2%	1.6%	$2,964,906	0.2%	$77,228	2.6%	0.0%	$8,913,848	0.8%	$18,640,055	67.6%	NA
Total Commercial	$118,133,361	9.3%	63.1%	$130,401,124	10.4%	-$12,267,763	-9.4%	-1.1%	$129,496,173	11.3%	-$11,362,812	-8.8%	-2.0%
Total Construction	$187,211,937	14.8%	100.0%	$196,916,809	15.7%	-$9,704,872	-4.9%	-1.0%	$237,791,805	20.7%	-$50,579,868	-21.3%	-6.0%
TOTAL LAND, CONST, & DEV	$345,110,006	27.3%		$356,762,082	28.5%	-$11,652,076	-3.3%	-1.3%	$415,191,248	36.2%	-$70,081,242	-16.9%	-9.0%

Permanent CRE Loans
Office	$197,077,148	15.6%	34.1%	$194,014,318	15.5%	$3,062,830	1.6%	0.0%	$171,713,220	15.0%	$25,363,928	14.8%	0.6%
Retail	$108,762,897	8.6%	18.8%	$100,184,529	8.0%	$8,578,368	8.6%	0.6%	$62,442,120	5.4%	$46,320,776	74.2%	3.1%
Industrial/Warehouse	$92,436,373	7.3%	16.0%	$76,677,557	6.1%	$15,758,816	20.6%	1.2%	$60,348,794	5.3%	$32,087,578	53.2%	2.0%
Mini Storage Facility	$3,744,763	0.3%	0.6%	$3,764,088	0.3%	-$19,325	-0.5%	0.0%	$3,809,177	0.3%	-$64,413	-1.7%	0.0%
Hotel	$37,148,764	2.9%	6.4%	$36,639,127	2.9%	$509,637	1.4%	0.0%	$25,810,949	2.3%	$11,337,815	43.9%	0.7%
Restaurant	$11,116,010	0.9%	1.9%	$11,150,890	0.9%	-$34,880	-0.3%	0.0%	$12,499,751	1.1%	-$1,383,742	-11.1%	-0.2%
Church	$4,378,288	0.3%	0.8%	$4,413,777	0.4%	-$35,489	-0.8%	0.0%	$4,908,567	0.4%	-$530,278	-10.8%	-0.1%
Multifamily (5+ units)	$30,674,356	2.4%	5.3%	$44,796,211	3.6%	-$14,121,855	-31.5%	-1.2%	$14,405,418	1.3%	$16,268,938	112.9%	1.2%
Hospital/ACLF	$1,095,197	0.1%	0.2%	$1,107,931	0.1%	-$12,734	-1.1%	0.0%	$1,134,211	0.1%	-$39,015	-3.4%	0.0%
Marinas	$19,996,317	1.6%	3.5%	$19,447,606	1.6%	$548,711	2.8%	0.0%	NA	NA	NA	NA	NA
Other Airport Operations	$10,079,325	0.8%	1.7%	$10,105,840	0.8%	-$26,515	-0.3%	0.0%	NA	NA	NA	NA	NA
Lessors of Non Residential Bldgs	$6,509,441	0.5%	1.1%	$6,566,602	0.5%	-$57,161	-0.9%	0.0%	NA	NA	NA	NA	NA
Carwashes	$11,562,532	0.9%	2.0%	$11,676,150	0.9%	-$113,618	-1.0%	0.0%	NA	NA	NA	NA	NA
Other Activites Related to RE	$3,210,310	0.3%	0.6%	$8,557,230	0.7%	-$5,346,919	-62.5%	-0.4%	NA	NA	NA	NA	NA
Lessors of Residential Bldgs	$7,318,381	0.6%	1.3%	$7,612,182	0.6%	-$293,800	-3.9%	0.0%	NA	NA	NA	NA	NA
Lessors of Other RE Property	$6,000,000	0.5%	1.0%	$6,000,000	0.5%	$0	0.0%	0.0%	NA	NA	NA	NA	NA
New Car Dealers	$3,889,180	0.3%	0.7%	$3,901,931	0.3%	-$12,751	-0.3%	0.0%	NA	NA	NA	NA	NA
Child Care Services	$2,968,095	0.2%	0.5%	$2,980,487	0.2%	-$12,391	-0.4%	0.0%	NA	NA	NA	NA	NA
Other	$20,665,676	1.6%	3.6%	$26,137,884	2.1%	-$5,472,208	-20.9%	-0.5%	$67,477,952	5.9%	$24,721,306	26.8%	NA

TOTAL PERM CRE LOANS	$578,633,054	45.7%	100.0%	$575,734,338	46.0%	$2,898,716	0.5%	-0.4%	$424,550,159	37.0%	$154,082,894	36.3%	8.7%

Commercial
Secured	$103,125,343	8.1%		$100,012,434	8.0%	$3,112,908	3.1%	0.1%	$85,630,326	7.5%	$17,495,017	20.4%	0.7%
Unsecured	$12,427,203	1.0%		$11,449,615	0.9%	$977,588	8.5%	0.1%	$8,778,789	0.8%	$3,648,414	41.6%	0.2%
Total	$115,552,546	9.1%		$111,462,049	8.9%	$4,090,497	11.7%	0.2%	$94,409,115	8.2%	$21,143,430	62.0%	0.9%
Residential Mortgages										0.0%
HELOC	$40,354,861	3.2%		$39,137,823	3.1%	$1,217,038	3.1%	0.1%	$40,101,234	3.5%	$253,627	0.6%	-0.3%
Residential	$174,699,103	13.8%		$155,379,219	12.4%	$19,319,885	12.4%	1.4%	$160,720,757	14.0%	$13,978,347	8.7%	-0.2%
Total	$215,053,964	17.0%		$194,517,042	15.6%	$20,536,923	15.5%	1.4%	$200,821,990	17.5%	$14,231,974	9.3%	-0.5%
Consumer										0.0%
Secured	$8,423,713	0.7%		$8,597,428	0.7%	-$173,715	-2.0%	0.0%	$10,048,969	0.9%	-$1,625,256	-16.2%	-0.2%
Unsecured	$3,560,961	0.3%		$3,332,414	0.3%	$228,548	6.9%	0.0%	$1,764,486	0.2%	$1,796,476	101.8%	0.1%
Total	$11,984,674	0.9%		$11,929,841	1.0%	$54,833	4.8%	0.0%	$11,813,454	1.0%	$171,220	85.6%	-0.1%

TOTAL PORTFOLIO	$1,266,334,244	100.0%		$1,250,405,352	100.0%	$15,928,892	1.3%	0.0%	$1,146,785,967	100.0%	$119,548,277	10.4%	0.0%

						12/31/08 vs. 9/30/08					12/31/08 vs. 12/31/07
						$ Change	% Change	Mix Change			$ Change	% Change	Mix Change
	Current Balance	%		Current Balance	%	Current Balance	%	%	Current Balance	%
Land	$157,898,069	12%		$159,845,273	13%	-$1,947,204	-1.2%	-0.3%	$177,399,443	15%	-$19,501,374	-11.0%	-3.0%
Construction	$187,211,937	15%		$196,916,809	16%	-$9,704,872	-4.9%	-1.0%	$237,791,805	21%	-$50,579,868	-21.3%	-6.0%
CRE	$578,633,054	46%		$575,734,338	46%	$2,898,716	0.5%	-0.4%	$424,550,159	37%	$154,082,894	36.3%	8.7%
C&I	$115,552,546	9%		$111,462,049	9%	$4,090,497	3.7%	0.2%	$94,409,115	8%	$21,143,430	22.4%	0.9%
Residential Mtgs	$215,053,964	17%		$194,517,042	16%	$20,536,923	10.6%	1.4%	$200,821,990	18%	$14,231,974	7.1%	-0.5%
Consumer	$11,984,674	1%		$11,929,841	1%	$54,833	0.5%	0.0%	$11,813,454	1%	$171,220	1.4%	-0.1%
Total	$1,266,334,244	100%		$1,250,405,352	100%	$15,928,892	1.3%	0.0%	$1,146,785,967	100%	$119,548,277	10.4%	0.0%

		% of its	% of		% of its	% of	% Chg	Mix Chg		% of its	% of	% Chg	Mix Chg
Lowest Inherent Risk		Category	Total		Category	Total	Outs	Category		Category	Total	Outs	Category

Permanent CRE - owner occupied	$231,484,501	40%	80%	$232,419,879	40%	81%	0%	0%	$192,479,409	45%	80%	20%	-1%
Construction CRE - owner occupied	$37,587,298	20%	13%	$36,565,821	19%	13%	3%	2%	$40,633,214	17%	17%	-7%	0%
Residential construction - under contract	$18,980,705	27%	7%	$17,209,843	26%	6%	10%	2%	$8,563,680	8%	4%	122%	1%
Total	$288,052,504	38%	100%	$286,195,544	37%	100%	1%	1%	$241,676,303	36%	100%	19%	0%
Dollar Change from 9/30/08	$1,856,961	0.6%		$286,195,544
Dollar Change from 12/31/07	$46,376,201	19.2%		$286,195,543

						12/31/08 vs. 9/30/08					12/31/08 vs. 12/31/07
	12/31/2008			9/30/2008		$ Change	% Change	Mix Change	12/31/2007		$ Change	% Change	Mix Change
	Current Balance	% of Total Loans	% Within Portfolio	Current Balance	% of Total Loans	Current Balance	%	%	Current Balance	%	Current Balance	%	%
Residential Development	$39,874,293	3.1%	25.3%	$45,118,289	3.6%	-$5,243,996	-11.6%	-0.5%	$69,362,258	6.0%	-$29,487,965	-42.5%	-2.9%
Residential Construction	$69,078,576	5.5%	36.9%	$66,515,685	5.3%	$2,562,891	3.9%	0.1%	$108,295,632	9.4%	-$39,217,056	-36.2%	-4.0%
Residential Mortgages--Total	$215,053,964	17.0%	N/A	$194,517,042	15.6%	$20,536,923	10.6%	1.4%	$200,821,990	17.5%	$14,231,974	7.1%	-0.5%
Total Residential-Related	$324,006,833	25.6%		$306,151,016	24.5%	$17,855,818	5.8%	1.1%	$378,479,881	33.0%	-$54,473,047	-14.4%	-7.4%
Consumer	$11,984,674	1%		$11,929,841	1%	$54,833	0.5%	0.0%	$11,813,454	1%	$171,220	1.4%	-0.1%
Total Residential/Consumer	$335,991,508			$318,080,857		$17,910,651	5.6%	0.0%	$390,293,335		-$54,301,828	-13.9%	0.0%